UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2005

KNBT Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania		18017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-861-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 24, 2005, KNBT Bancorp, Inc. (the "Company") and Keystone Nazareth Bank & Trust Company (the "Bank"), the Company's wholly owned subsidiary (collectively the "Employers"), approved amendments to the employment agreements with Messrs. Scott V. Fainor and Eugene T. Sobol. Mr. Fainor serves as the President and Chief Executive Officer of the Company and the Bank. Mr. Sobol serves as Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank. The sole purpose of the amendments is to conform the term and annual review of the employment agreements to the Company's and the Bank's fiscal years. The original effective date of the employment agreements was October 31, 2003, the date the acquisition of First Colonial Group, Inc. by KNBT Bancorp, Inc. was completed. As a result of the amendment of each of the employment agreements, the new effective date for purposes of the employment agreements is December 31, 2004.

For additional information, reference is made to the amendments to the employment agreements included as Exhibits 10.10 and 10.11 hereto and which are incorporated herein by reference thereto.

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2005, the Company reported its results of operations for the 4th quarter and year ended December 31, 2004.

For additional information, reference is made to the Company's press release dated January 26, 2005, which is included as Exhibit 99.1 and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective January 24, 2005, the Company amended Section 2.9 of its Bylaws to clarify the ability of shareholders to grant proxies in the various ways set forth in Section 1759 of the Pennsylvania Business Corporation Law. For additional information, reference is made to Exhibit 3.3 hereto and which is incorporated herein by reference thereto.

(b) Not applicable.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT Bancorp, Inc.

January 27, 2005	By:	Eugene T. Sobol

Name: Eugene T. Sobol
Title: Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

3.3	Bylaw Amendment
10.10	Amendment No. 1 to the Employment Agreement between KNBT Bancorp, Inc., Keystone Nazareth Bank & Trust Company and Scott V. Fainor
10.11	Amendment No. 1 to the Employment Agreement between KNBT Bancorp, Inc., Keystone Nazareth Bank & Trust Company and Eugene T. Sobol
99.1	Press Release dated January 26, 2005